Exhibit 31.4

CERTIFICATION PURSUANT TO RULES 13a-14(a)/15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Nora Brennan, certify that:

1.   I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of Traws Pharma, Inc.; and

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Nora Brennan
Nora Brennan
Interim Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Dated: April 30, 2025